UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 10, 2017
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-31659	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9605 Scranton Road, Suite 300
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 812-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On January 10, 2017, Inseego Corp. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) at which the stockholders of the Company considered and acted upon the following proposals, which are set out in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 5, 2016 and mailed to the stockholders of the Company on December 7, 2016:

1.
Approval of the Sale of all of the issued and outstanding stock of NWI to TCL. By the vote reflected below, the stockholders approved the adoption of the stock purchase agreement, dated as of September 21, 2016, by and among the Company, Novatel Wireless, Inc. (“NWI”), T.C.L. Industries Holdings (H.K.) Limited and Jade Ocean Global Limited (“TCL”), which provides for the sale by the Company of all of the issued and outstanding shares of the common stock of NWI to TCL for $50.0 million in cash (the “Sale”).

2.
Approval of an Amendment to NWI’s Amended and Restated Certificate of Incorporation. By the vote reflected below, the stockholders approved an amendment to NWI’s amended and restated certificate of incorporation to remove certain provisions that require the Company’s stockholders to approve certain corporate actions of NWI.

3.
Advisory Vote on Sale-Related Executive Compensation. By the vote reflected below, the stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of the Company’s named executive officers in connection with the Sale, including the agreements and understandings pursuant to which such compensation may be paid or become payable.

The results with respect to the above proposals were as follows:

Proposal	Vote Results	Vote Type	Voted	Voted (%)	O/S (%)
Approval of the Sale of all of the issued and outstanding stock of NWI to TCL	APPROVED	For	32,455,258	98.87	59.70
		Against	261,131	0.80	0.48
		Abstain	106,912	0.33	0.20
		Non-Votes	—	—	—
Approval of an Amendment to NWI’s Amended and Restated Certificate of Incorporation	APPROVED	For	32,380,562	98.65	59.57
		Against	328,504	1.00	0.60
		Abstain	114,235	0.35	0.21
		Non-Votes	—	—	—
Advisory Vote on Sale-Related Executive Compensation	APPROVED	For	31,821,216	96.94	58.54
		Against	931,414	2.84	1.71
		Abstain	70,671	0.22	0.13
		Non-Votes	—	—	—
Item 8.01.    Other Events.
On January 10, 2017, the Company issued a press release announcing the results of the votes taken at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

4.1	Amendment to Novatel Wireless, Inc.'s Amended and Restated Certificate of Incorporation.
99.1	Press release, dated January 10, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President, General Counsel and Secretary

Date: January 10, 2017